Allowance for Credit Losses	12 Months Ended
Dec. 31, 2021
Credit Loss [Abstract]
Allowance for Credit Losses
8.
Allowance for credit losses

The Company has exposure to credit losses for financial assets including customer accounts and other restricted cash, settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

As described in Note 1, the Company adopted ASC 326, Financial Instruments – Credit Losses, on January 1, 2020 which resulted in a cumulative-effect adjustment to increase the allowance for credit losses by $10,148 and decrease retained earnings by $7,509, net of tax. The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December, 2021 and 2020:

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net	Financial guarantee contracts and other (1)	Total allowance for credit losses
Balance at December 31, 2019	$—	$37,444	$4,498	$10,924	$52,866
Adjustment for adoption of ASC 326 Financial Instruments – Credit Losses	2,788	2,863	—	4,497	10,148
Credit loss expense	1,308	43,660	7,936	1,313	54,217
Write-Offs	—	(26,912)	(12,050)	(93)	(39,055)
Reclassification (2)	—	1,131	5,475	(6,606)	—
Disposal of subsidiary (See Note 15)	—	(33,151)	—	(2,235)	(35,386)
Balance at December 31, 2020	4,096	25,035	5,859	7,800	42,790
Credit loss expense	(3,528)	15,628	3,551	(549)	15,102
Write-Offs	—	(31,929)	(4,722)	—	(36,651)
Other (3)	105	(92)	(639)	(324)	(950)
Balance at December 31, 2021	$673	$8,642	$4,049	$6,927	$20,291

(1)
Provision on off-balance sheet financial guarantees was separately assessed and recognized based on the guidance within ASC 460, Guarantees, prior to the adoption of ASC 326, Financial Instruments - Credit Losses, on January 1, 2020.
(2)
Represents the reclassification of the allowance for credit losses from a liability to a contra asset upon realization of the accounts receivable related to an off-balance sheet guarantee and other reclassifications.
(3)
Other mainly relates to the impact of foreign exchange.

Decrease in credit loss expense in 2021 compared to 2020 was primarily attributable to the impact of the global COVID-19 pandemic in 2020 as well as the disposal of Payolution GmbH which occurred in October 2020 (See Note 15). Increase in write-offs of accounts receivable in 2021 was primarily attributable to the write-off of specific credit loss allowances recognized in the prior year for an individual merchant within the US Acquiring segment. This was offset by a decrease in write offs for settlement receivables net, within Digital Commerce.

Increases in credit losses and write-offs in 2020 compared to the prior period were primarily attributable to the impact of the global COVID-19 pandemic and the associated impact of macroeconomic conditions, as well as the adoption of ASC 326 Financial Instruments – Credit Losses. The overall reduction in the allowance for credit losses year on year is mainly attributable to the disposal of Payolution GmbH (see Note 15).